UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2004

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland 20817

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

ITEM 5. OTHER EVENTS

On June 14, 2004, Marriott International, Inc. (“Marriott”) announced that its board of directors elected two new members: Richard S. Braddock, chairman of the private equity firm MidOcean Partners and Debra L. Lee, president and chief operating officer of Black Entertainment Television, a media and entertainment company.

A copy of Marriott’s press release is attached as Exhibit 99 and incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibit is filed with this report:

Exhibit 99 - Press release issued on June 14, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: June 14, 2004	By:	/s/ Dorothy M. Ingalls
Dorothy M. Ingalls
Secretary

2

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99	Press release dated June 14, 2004 announcing election of two members to Marriott’s Board of Directors

3